Exhibit 10.1

August 25, 2009

CONFIDENTIAL

PacWest Bancorp

10250 Constellation Blvd, Suite 1640

Los Angeles, CA 90067

Dear Sirs:

This letter (the “Agreement”) constitutes the agreement between Rodman & Renshaw, LLC (“Rodman” or the “Placement Agent”) and PacWest Bancorp (the “Company”), that Rodman shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with the proposed placement, to close no later than August 28, 2009 (the “Placement”), of registered securities of the Company, consisting of shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), warrants to purchase shares of Common Stock (the “Warrants”) and the shares of Common Stock issuable upon exercise of the Warrants (together with the Shares and the Warrants, the “Securities”). The terms of such Placement and the Securities shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and, collectively, the “Purchasers”) and Rodman shall not, and nothing herein implies that Rodman would, have the power or authority to bind the Company or any Purchaser and the Company shall not, and nothing herein implies that the Company would, have an obligation to issue any Securities or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.”  The date of the closing of the Placement shall be referred to herein as the “Closing Date.”  The Company expressly acknowledges and agrees that Rodman’s obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by Rodman to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof.

SECTION 1.           COMPENSATION AND OTHER FEES.

As compensation for the services provided by Rodman hereunder, the Company agrees to pay to Rodman:

(A)          The fees set forth below with respect to the Placement:

1.              A cash fee payable immediately upon (but only in the event of) the closing of the Placement and equal to 3% of the aggregate gross proceeds raised in the Placement; provided, however, that such fee shall be reduced to 1% with respect to any portion of such aggregate gross proceeds received from investors identified by the Company.

2.              Additionally, a cash fee payable within 48 hours after (but only in the event of) the receipt by the Company of any proceeds from the exercise of the Warrants sold in the Placement to Purchasers and otherwise in compliance with Financial Industry

Rodman & Renshaw, LLC ☐ 1251 Avenue of the Americas, 20th Floor, New York, NY 10020

Tel: 212 356 0500 ☐ Fax: 212 581 5690 ☐ www.rodm.com ☐ Member: FINRA, SIPC

Regulatory Authority (“FINRA”) Rule 5110 equal to 3% of the aggregate cash exercise price received by the Company upon such exercise, if any (the “Warrant Solicitation Fee”); provided, however, that such fee shall be reduced to 1% with respect to any portion of such aggregate cash exercise price received from investors identified by the Company; and provided further that the Warrant Solicitation Fee shall be reduced (before any reduction to the expense reimbursement to Rodman in Section B below) to the extent (and only to the extent) that Rodman’s aggregate compensation for the Placement, as determined under FINRA Rule 5110, would otherwise exceed 8%.  Such determination of the actual Warrant Solicitation Fee shall be made promptly following completion of the Placement and communicated in writing to the Company.

(B)           The Company also agrees to reimburse Rodman’s reasonable travel and other out-of-pocket expenses, including the reasonable fees and expenses of Rodman’s counsel, incurred by Rodman in connection with its engagement hereunder (with supporting invoices/receipts in reasonable detail) up to the lesser of $35,000 or 0.5% of the aggregate gross proceeds raised in the Placement. Such reimbursement shall be payable immediately upon (but only in the event of) the closing of the Placement.

SECTION 2.           REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agent that:

(A)          The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-159999) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on June 30, 2009, for the registration under the Securities Act of the Securities. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act.  Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Securities and the plan of distribution thereof.  Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the filing date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the filing date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information that is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be.  No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s actual knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Placement, including any documents incorporated by reference therein.

(B)           The Registration Statement (and any further documents to be filed with the Commission  in connection with the Placement) contains or will contain, as applicable, all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied or will comply, as applicable, in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, complied or will comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof (or as of the “applicable time,” in the case of the Time of Sale Prospectus) any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As used herein, the “applicable time” shall mean 10:00 a.m. (Eastern time) on August 25, 2009.  The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof, which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.  There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, that have not been or will not be described or filed as required. Notwithstanding anything to the contrary contained herein, the Company makes no representation or warranty as to information contained in or omitted from the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, Prospectus Supplement or any free writing prospectus, including any amendments or supplements thereto, in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of Rodman expressly for use in or preparation thereof.

(C)           The Company is eligible to use free writing prospectuses in connection with the Placement pursuant to Rules 164 and 433 under the Securities Act.  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act in connection with the Placement has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable Rules and Regulations.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company, in each case in connection with the Placement, complies or will comply in all material respects with the requirements of the Securities Act and the applicable Rules and Regulations.  The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus in connection with the Placement.

(D)          The Company has delivered or made available, or will as promptly as practicable deliver or made available, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests.  Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

SECTION 3.           REPRESENTATIONS AND WARRANTIES. The Company hereby makes to the Placement Agent the representations and warranties set forth in Article III of the Securities Purchase Agreement of even date herewith by and among the Company and the Purchasers.

SECTION 4.           ENGAGEMENT TERM.  Rodman’s engagement hereunder will be for the period of 45 days. The engagement may be terminated by either the Company or Rodman at any time upon five days’ written notice and, subject to the delivery and satisfaction (or waiver) of all closing conditions in connection with the Placement, will be terminated automatically on the Closing Date. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof, will survive any expiration or termination of this Agreement.  Rodman agrees not to use any confidential information concerning the Company provided to them by the Company for any purposes other than those contemplated under this Agreement.

SECTION 5.           RODMAN INFORMATION.  The Company agrees that any information or advice rendered by Rodman in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law or the rules and regulations of the NASDAQ Global Select Market (the “Trading Market”), the Company will not disclose or otherwise refer to the advice or information in any manner without Rodman’s prior written consent; except that the Company may file this Agreement as an exhibit to, and disclose Rodman’s role as placement agent pursuant to this Agreement in, its filings with the Commission.

SECTION 6.           NO THIRD-PARTY BENEFICIARIES; FIDUCIARY RELATIONSHIP.  This Agreement does not create, and shall not be construed as creating, rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof.  The Company acknowledges and agrees that Rodman is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person (other than the Company) by virtue of this Agreement or the retention of Rodman hereunder, all of which are hereby expressly waived.

SECTION 7.           CONDITIONS.   The obligations of the Placement Agent hereunder are subject to the accuracy in all material respects, when made and on the Closing Date (unless as of a specified date therein), of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance in all material respects of the obligations of the Company hereunder required to be performed on or prior to the Closing Date, and to each of the following additional terms and conditions:

(A)          No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(B)           The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in the case of the Base Prospectus or the Prospectus, in light of the circumstances under which they were made, not misleading.

(C)           All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Securities, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D)          The Placement Agent shall have received from each of outside counsel to the Company and the general counsel to the Company a copy of such counsel’s written opinion, addressed to the Purchasers dated as of the Closing Date.

(E)           Since the date of the latest audited financial statements included or incorporated by reference in the Base Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and (ii) there shall not have been any material change in the capital stock or material increase in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, assets, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth in or contemplated by the Base Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable and good faith judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(F)           The Common Stock is registered under the Exchange Act and, as of the Closing Date, the Shares shall be listed and admitted and authorized for trading on the Trading Market, and reasonably satisfactory evidence of such actions shall have been provided to the Placement Agent.  The Company shall have taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the Trading Market, nor has the Company received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(G)           Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the Nasdaq Global Select Market, the New York Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or California or New York authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged or the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the reasonable and good faith judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Securities on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(H)          No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Securities or reasonably be expected to materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Securities or reasonably be expected to materially and adversely affect the business or operations of the Company.

(I)            The Company shall have entered into one or more securities purchase agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations and warranties of the Company as agreed between the Company and the Purchasers.

(J)            FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of this Agreement.  In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(K)          Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

SECTION 8.           INDEMNIFICATION.         (A)  To the extent permitted by law, the Company will indemnify Rodman and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of its activities hereunder or pursuant to this Agreement, except to the extent that any losses, claims, damages, expenses or liabilities (or actions in respect thereof) are found in a final judgment (not subject to appeal) by a court of law to have resulted primarily from Rodman’s willful misconduct or gross negligence in performing the services described herein or from information contained in or omitted from the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, including any amendments or supplements thereto, in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of Rodman expressly for use in or preparation thereof (and Rodman shall repay to the Company any reimbursements or other amounts paid hereunder to the extent they are attributable thereto).

(B)           To the extent permitted by law, Rodman will indemnify the Company and its affiliates, stockholders, directors, officers, employees and controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, damages, expenses and liabilities, as the same are incurred (including the reasonable fees and expenses of counsel), relating to or arising out of information contained in or omitted from the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, including any amendments or supplements thereto, in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of Rodman expressly for use in or preparation thereof.

(C)           Promptly after receipt by an indemnified party of notice of any claim or the commencement of any action or proceeding with respect to which the indemnified party is entitled to indemnity hereunder, the indemnified party will notify the indemnifying party in writing of such claim or of the commencement of such action or proceeding; provided, however, that the failure timely to give such notice shall affect the rights of an indemnified party hereunder only to the extent that such failure has a material prejudicial effect on the defenses or other rights available to the indemnifying party with respect to such claim, action or proceeding.  At election of the indemnifying party, the indemnifying party will assume the defense of such claim, action or proceeding and will employ counsel reasonably satisfactory to the indemnified party and will pay the fees and expenses of such counsel.  Notwithstanding the preceding sentence, the indemnified party will be entitled to employ counsel separate from counsel for the indemnifying party and from any other party in such claim, action or proceeding if counsel for the indemnified party reasonably determines that it would be inappropriate under the applicable rules of professional responsibility for the same counsel to represent both the indemnifying party and the indemnified party.  In such event, the reasonable fees and disbursements of no more than one such separate counsel will be paid by the indemnifying party.  The indemnifying party will have the exclusive right to settle the claim or proceeding; provided, however, that the indemnifying party will not settle any such claim, action or proceeding without the prior written consent of the indemnified party, which will not be unreasonably withheld or delayed; provided, further, that such consent shall not be required if the settlement includes a full and unconditional release from all liability arising or that may arise out of such claim or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(D)          The indemnifying party agrees to notify the indemnified party promptly of the assertion against it or any other person of any claim or the commencement of any action or proceeding relating to a transaction contemplated by this Agreement.

(E)           If for any reason the foregoing indemnity is unavailable to the indemnified party or insufficient to hold the indemnified party harmless, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other that resulted in such losses, claims, damages or liabilities, as well as any relevant equitable considerations.  The amounts paid or payable by a party in respect of losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees and expenses incurred in defending any litigation, proceeding or other action or claim.  Notwithstanding the provisions hereof, Rodman’s share of the liability hereunder shall not be in excess of the amount of fees actually received, or to be received, by Rodman under this Agreement (excluding any amounts received as reimbursement of expenses incurred by Rodman).

(F)           These indemnification provisions shall remain in full force and effect whether or not the transaction contemplated by this Agreement is completed and shall survive the termination of this Agreement, and shall be in addition to any liability that the Company might otherwise have to any indemnified party under this Agreement or otherwise.

SECTION 9.           GOVERNING LAW.  This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State.  This Agreement may not be assigned by either party without the prior written consent of the other party.  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. To the extent permitted by applicable law, any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 10.         ENTIRE AGREEMENT/MISC.  This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof, except for the confidentiality agreement between Rodman and the Company, dated August 5, 2009, which shall remain in full force and effect in accordance with its terms.  If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect.  This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Rodman and the Company.  The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or exercise of the Securities, as applicable.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

SECTION 11.         NOTICES.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth on the signature pages hereto.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Rodman a copy of this Agreement.

Very truly yours,

RODMAN & RENSHAW, LLC

By:	/s/ Edward Rubin
Name: Edward Rubin
Title: CEO

Address for notice:
1251 Avenue of the Americas, 20th Floor
New York, New York, 10020
Fax: (646) 841-1640
Attention: General Counsel

Accepted and agreed to as of

the date first written above:

PACWEST BANCORP

By:	/s/ Jared M. Wolff
Name: Jared M. Wolff
Title: Executive Vice President

Address for notice:
10250 Constellation Blvd, Suite 1640
Los Angeles, CA 90067
Fax: (310) 201-0498
Attention: General Counsel